UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2012

Date of Report (Date of earliest event reported)

BIOLASE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4 Cromwell

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 361-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 4, 2012, Frederick Furry, Chief Operating Officer and Chief Financial Officer of Biolase Technology, Inc. (the “Company”) will deliver a presentation at the 11th Annual Needham Healthcare Conference that will include a written communication comprised of slides. The slides from the presentation are attached hereto as Exhibit 99.1, and are hereby incorporated by reference.

A copy of the slides will be available for viewing and download at http://www.biolase.com/investors for a period of 30 days.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Presentation material from the 11th Annual Needham Healthcare Conference, dated April 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE TECHNOLOGY, INC.

Date: April 4, 2012	By:	/s/ Federico Pignatelli
Federico Pignatelli
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation material from the 11th Annual Needham Healthcare Conference, dated April 4, 2012.

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